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                             EarlyBirdCapital, Inc.
                                600 Third Avenue
                                   33rd Floor
                            New York, New York 10016



                                                            February 23, 2004



Chardan China Acquisition Corp.
777 South Highway 101
Suite 215
Solana Beach, CA 92075

Dr. Richard D. Propper
Jiangnan Huang
Kerry Propper
Li Zhang
Dan Beharry
Steven Urbach
Anthony D. Errico Jr.
Michael Urbach


Gentlemen:

     Reference is made to each of your respective letter agreements with EarlyBirdCapital, Inc. and Chardan China Acquisition Corp., dated January 5, 2004. The undersigned hereby waives its rights under Section 7 or Section 8 (as the case may be) of each of your letter agreements relating to your restrictions on being involved with future "Acquisition Funds." Except as indicated above, each of the letter agreements shall remain in full force and effect.




                                                  EARLYBIRDCAPITAL, INC.



                                              By: /s/ David M. Nussbaum
                                                  ---------------------
                                                  Name:  David M. Nussbaum
                                                  Title: Chairman